UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction

of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 14, 2013, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2013 Annual Meeting of Stockholders. At the 2013 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.	The election of nine directors for terms of one year and until their successors are elected and qualified.

2.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2014.

3.	Approval of the Amendment and Restatement of the Broadridge Financial Solutions, Inc. 2007 Omnibus Award Plan (the “Plan”).

4.	The advisory vote on the Company’s executive compensation (the Say on Pay Vote).

Proposal 1: Election of Directors. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2013 Annual Meeting:

	FOR	AGAINST	ABSTAIN	Broker Non Votes

Leslie A. Brun	100,561,954	154,624	142,994	8,583,618
Richard J. Daly	100,622,976	111,275	125,321	8,583,618
Robert N. Duelks	100,639,549	90,435	129,588	8,583,618
Richard J. Haviland	100,330,998	407,678	120,896	8,583,618
Sandra S. Jaffee	100,504,774	230,761	124,037	8,583,618
Stuart R. Levine	100,522,814	216,911	119,847	8,583,618
Maura A. Markus	100,633,257	104,553	121,762	8,583,618
Thomas J. Perna	100,525,614	212,596	121,362	8,583,618
Alan J. Weber	100,449,128	279,657	130,787	8,583,618

Proposal 2: Ratification of Appointment of Auditors. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2014, was approved by the stockholders. The stockholders cast 108,891,226 votes in favor of this proposal and 421,741 votes against. There were 130,223 abstentions.

Proposal 3: Approval of the Amendment and Restatement of our 2007 Omnibus Award Plan. The Amendment and Restatement of the Plan was approved by the stockholders. The stockholders cast 87,910,046 votes in favor of this proposal and 12,745,487 votes against. There were 204,039 abstentions and 8,583,618 broker non-votes.

Proposal 4: Advisory Vote on the Company’s Executive Compensation (the Say on Pay Vote). The non-binding proposal on the Company’s executive compensation was approved by the stockholders. The stockholders cast 99,241,371 votes in favor of this proposal and 1,372,167 votes against. There were 246,034 abstentions and 8,583,618 broker non-votes.

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing the transcript of the Company’s 2013 Annual Meeting of Stockholders held on November 14, 2013.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description

4.1	The Broadridge Financial Solutions, Inc. 2007 Omnibus Award Plan (Amended and Restated Effective November 14, 2013).

99.1	Transcript of the 2013 Broadridge Financial Solutions, Inc. Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2013

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam
	Name:	Adam D. Amsterdam
	Title:	Vice President, General Counsel and Secretary